Investor Presentation November 2016 EXHIBIT 99.1

These slides contain (and the accompanying oral discussion will contain, where applicable) “forward- looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by these statements, including health issues, litigation and regulation relating to our business, our ability to achieve and/or maintain profitability, significant cyclical fluctuations in our customers’ businesses, competitive substitutes for our products, risks associated with our international operations, including foreign currency rate fluctuations, energy costs and the availability and prices of raw materials, and other factors disclosed in periodic reports filed with the Securities and Exchange Commission. Consequently, these forward-looking statements should be regarded as the Company’s current plans, estimates and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. These slides include certain non-GAAP financial measures as defined by the rules and regulations of the Securities and Exchange Commission. A reconciliation of those measures to the most directly comparable GAAP equivalent is provided in the Appendix to this presentation. Forward-looking Statements 2

Materion: Our Purpose Making advanced materials that improve the world 3

Materion at a Glance 4 Adjusted EPS(1) $1.60 Market cap @ 12/31/15 $560M Debt-to-capitalization(1) 3% Operating cash flow $90M Dividend yield ~1% Revenues $1.03B Value-added sales(1) $617.2M 2015 6.9 EV @ 12/31/15 / Adjusted EBITDA(1) (1) For information on our use of non-GAAP financial measures, refer to the Appendix.

Consumer Electronics 29% Industrial Components 14% Medical 12% Automotive Electronics 8% Defense 8% Telecom Infrastructure 6% Energy 5% W H A T W E D O Materion: Mission Critical Advanced Materials A Balanced Portfolio % of Value-added Sales Q3 - 2016 5 Performance Alloys and Composites 56% Advanced Materials 29% Precision Coatings 15%

Why Invest in Materion? G O A L N E X T 3 Y E A R S : Sustained growth Double-digit EPS CAGR Strong positions in growing markets • High barriers to entry 1 Promising new product launches 2 6 Strategy for sustained, profitable growth 4 3 Solid cash flow  organic growth, acquisitions, dividends, share buybacks

Secular Market Trends Play to our Strengths Key Trends • Miniaturization of electronics/IOT • Additional electronic instruments for autos, aircraft • Expanding high performance optical device opportunities • Innovation in medical diagnostics and sensors • Extraction of O&G from previously inaccessible locations • Alternative energy • New aircraft builds and retrofits • Advancements in lighting (LED) Characteristics of our Materials Conductivity Corrosion resistance Weight savings (lighter) Purity Wavelength management Heat resistance Lubricity Reliability Durability Miniaturization Strength 7

Well-positioned with Leading Global Product Offering Product 2015 Percent of Value-added Sales Expected Annual Growth Next 3-5 Years Leading supplier of beryllium- containing products ~40% Leading supplier of high-purity precious metal for PVD market ~22% Leading supplier of high-end optical coatings ~9% Leading supplier of specialty coating test strips for medical diagnosis ~7% Only supplier of unique copper- nickel-tin materials, ToughMet® ~6% Double digit growth Single digit growth Key Differentiated Products 8

Evolving Potential from Beryllium Supply Shortage Materion – leading position in beryllium market • Only global integrated producer – approximately 70 years of proven reserves in Utah mine – supplies over 70% of world’s mined beryllium • 40% of company sales include beryllium in some form Signs of shortage ahead • Global stockpiled sources depleting • No other commercially active bertrandite ore mine • Materion positioned to support world demand • Significant incremental profit potential 9

Top Key Markets Over 80% of Sales 10 Market 2015 % of Value-added Sales Macro Trends Key Drivers Consumer Electronics 26% • Smart device growth • Sensing devises • IOT Industrial Components 15% • Heavy equipment builds • Plastic tooling • Fire protection (R and C construction) Medical 12% • Blood analysis test coating for medical diagnosis • Nuclear diagnostics equipment Automotive Electronics 9% • Increasing global car production • Electronic systems and engine control Defense 8% • Optics: Night vision, missile guidance, satellites • Structural and electronic components for aircraft, satellites, and missiles Telecom Infrastructure 6% • Undersea repeater housings • Shielding, modular jacks, PCB and processor sockets for local area networks Energy 6% • Deep sea drilling and completion • Directional drilling • Solar, batteries and smart grid devices Total 82%

Why Invest in Materion? G O A L N E X T 3 Y E A R S : Sustained growth Double-digit EPS CAGR Strong positions in growing markets • High barriers to entry 1 Promising new product launches 2 11 Strategy for sustained, profitable growth 4 3 Solid cash flow  organic growth, acquisitions, dividends, share buybacks

Wide Range of Strategic Investments… New Wafer Coating Facility ISO Class 5 for Semiconductor Cleanroom Increased Capacity LED Phosphor ToughMet® Capacity Expansion Expanded Beryllium Hydroxide Capacity Singapore Expansion 12

… Driving Record Number of New Product Launches Examples of New Products Sales Growth Sales from new products were 12% of total value-added sales for 2015 New products Existing products Gesture Controls Dovetail Clad ToughMet® Oil & Gas Bulk Metallic Glass (Liquidmetal) 50% 50% Wafer Level Processing Dovetail Connectors 13

Why Invest in Materion? G O A L N E X T 3 Y E A R S : Sustained growth Double-digit EPS CAGR Strong positions in growing markets • High barriers to entry 1 Promising new product launches 2 14 Strategy for sustained, profitable growth 4 3 Solid cash flow  organic growth, acquisitions, dividends, share buybacks

Cash Flow and Working Capital Efficiency Focus Lean Sigma • Cycle time reduction • Yield improvement • On-time shipments 15 Improve Working Capital* Efficiency Working capital % of net sales 2015 2018 (F) 25% 27% $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 2012 2013 2014 2015 Cash Flow from Operations ($ in millions) *Working capital is calculated as accounts receivable plus inventory less accounts payable.

Disciplined Capital Deployment Going Forward Return Cash to Shareholders • Share repurchase - $50M authorization ($17M remaining) • Dividends – increased 6% in 2015 Capex Below Depreciation • Invest in facilities • Invest in new products Growth • Organic • Selective bolt-on acquisitions 16 35% Debt & Shareholder 65% Growth

Why Invest in Materion? G O A L N E X T 3 Y E A R S : Sustained growth Double-digit EPS CAGR Strong positions in growing markets • High barriers to entry 1 Promising new product launches 2 17 Strategy for sustained, profitable growth 4 3 Solid cash flow  organic growth, acquisitions, dividends, share buybacks

Continuing to Execute Three Point Strategy Grow and Diversify Revenue Expand Margins Improve Capital Utilization • New products • Asia expansion • Strategic acquisitions • Higher margin products • Cost reductions • Disciplined pricing • Lean sigma • Improve working capital efficiency 1 2 3 Creating Shareholder Value 18

High Value-added Business Model 19 Identify high growth secular markets Target the fastest growing niches of those markets Expand with innovative products Add synergistic acquisitions Ensure financial discipline 01 02 03 04 05

Appendix

Performance Alloys and Composites A-1 Clad Strip 12% ToughMet 11% CuBe 50% Be - Alloys 10% Be – High Purity 13% Europe 20% United States 55% Rest of World 2% Asia 23% Telecom Infrastructure 9% Automotive Electronics 13% Defense 8% Industrial Components 17% Medical 3% Consumer Electronics 22% Other 22% Energy 6% 0% 2% 4% 6% 8% 10% 12% 14% $100 $150 $200 $250 $300 $350 $400 2012 2013 2014 2015 Q3 2016 TTM $337 $340 $359 $335 $327 Product Mix* Geographic Mix* Value-added Sales by Market* New product development • New proprietary non-Be alloys with improved durability & weight-to-strength ratio • New heat dissipating clad material • Improving customer yields with “near net shape” products New application development • Clad material serving the renewable energy market • Precision rolling to thinner strips opening new application opportunities Changing Beryllium demand • World’s only fully integrated producer • 70 years of proven mine reserves in Delta, UT • Primary Be competitor is consuming stockpiled ore Growth Drivers Value-added Sales O P % o f V A S al e s V A S al e s ( $ mill io n s ) Hydroxide 4% *Trailing twelve months as of Q3 2016

0% 5% 10% 15% 20% 25% 30% $100 $125 $150 $175 $200 2012 2013 2014 2015 Q3 2016 TTM Advanced Materials A-2 Services 15% Packaging 10% Targets 56% Chemicals 18% Europe 6% United States 77% Rest of World 1% Asia 16% Telecom Infrastructure 3% Defense 3% Other 22% Medical 7% Consumer Electronics 46% Industrial Components 13% Energy 6% $172 $169 $181 $183 $175 Product Mix* Geographic Mix* Value-added Sales by Market* Value Proposition New product development • Highly technical advanced materials and alloys, including evaporation materials and larger PVD targets • High-value products with capacity to scale Semiconductor • Long-term high growth market • Best in class purity and cleanliness • Quality and reliability highly valued Growing Asia demand • High growth region for our products • Customers exploiting excess Asian fab capacity • Use current material set and seed new business from US Growth Drivers Value-added Sales O P % o f V A S al e s V A S al e s ( $ mill io n s ) *Trailing twelve months as of Q3 2016

0% 4% 8% 12% 16% 20% 24% $60 $70 $80 $90 $100 $110 $120 2012 2013 2014 2015 Q3 2016 TTM Precision Coatings A-3 BGTS 45% Projection Display Components 18% Optical Filters & Arrays 37% Europe 11% United States 74% Rest of World 1% Asia 14% Automotive Electronics 3% Defense 14% Other 2% Medical 56% Consumer Electronics 22% Industrial Components 3% $106 $104 $102 $102 $102 Product Mix* Geographic Mix* Value-added Sales by Market* New product development • New precious metal coating stacks • Gesture control sensing • Phosphor wheel and thermal imaging New market development • Expanding into Asia with blood glucose test strips • New applications for medical sensing films • Growing demand for optical filters in consumer electronics and automotive sensors Expanded service offering • Optical coating is the critical sensor assembly application • Wafer level processing • Film slitting to size Growth Drivers Value-added Sales O P % o f V A S al e s V A S al e s ( $ mill io n s ) *Trailing twelve months as of Q3 2016

$1.67 2013 2014 2015 Performing Well Despite Headwinds Operating Margins Adjusted EPS* (Adjusted Op. Profit %* of Value-added Sales) 5.3% 7.7% 7.4% 2013 2014 2015 A-4 * Adjusted EPS and adjusted operating profit as a percent of value-added sales are non-GAAP results. A reconciliation of these measures to the most directly comparable GAAP equivalent is provided on Slides A-18 and A-19. $1.12 $1.60

Strong Cash Flow and Balance Sheet Cash Flow Balance Sheet 2015 2015 operating cash flow Average operating cash flow last 5 years $90M >$60M Total Capitalization Debt 3% A-5

Entering a Phase of Renewed Long-term Profitable Growth Consolidation and product rationalization Sharpened execution, renewed long-term profitable growth 2002 2012 / 2014 Today Transformation: Growth in new markets and technologies A-6

Materion: The Transformation GDP growth Multiples of GDP Limited markets Broader market opportunities Low margin Higher margin High infrastructure Efficient infrastructure High fixed and working capital Lower capital intensity Slow cash to cash cycle Faster cash cycle Faster growth – Higher margins – Stronger balance sheet A-7

I/O Connector Contacts Battery Contacts Internal Antenna Contacts Grounding Clips and Audio Jacks Micro Mezzanine Connectors for LCD Screen Internal Electronics and LED • Thin film materials – power amplifiers, LED, SAW and BAW devices, filters, and ICs • Hermetic solutions for SAW • Refining / recycling • Precision parts cleaning Other Smart Phone Applications: • Circuit board and IC inspection • RoHS compliance assurance • Cellular infrastructure with high power RF packaging Internal Electronics • Precursor materials for GaAs wafer production Applications: Smartphones Voice Coil Motor (auto focus lens stabilizer) A-8

Application: Aircraft A-9

ToughMet Heavy Machinery Applications A-10

Directional Drilling and Measurement (Many ToughMet Components) A-11 © 2013 – Proprietary to Materion Brush Inc.

Under Water Wellhead Equipment Directional Drilling Equipment • Measuring While Drilling (MWD) • Logging While Drilling (LWD) • Mud Pulse Telemetry (MPT) systems Drill Bits Structural Rig Components Wellhead Control Equipment Other Oil & Gas Applications: • Artificial lift equipment • Elemental analysis • Down hole x-ray inspection • Remote operated vehicles, blow out preventers, hydraulic actuators, control fluid couplings Applications: Oil & Gas A-12

Cardiac Rhythm Management • Electronic interconnects / components • Niobium / titanium electron beam weld Insulin Pump • EMI shielding and grounding • Electrical terminals in connectors Seizure Control • Thin film deposition implantable electrode – Parkinson's disease (R&D) External glucose analysis • Subcutaneous sensors for glucose measurement Subcutaneous Glucose Analysis • Thin film coatings – electrode monitoring device Radiation Therapy – Neutron Reflectors X-Ray Mammography Other Medical Applications: • DNA sequencing optics • CT scan • Diagnostic x-rays • Advanced drug delivery components • Diagnostic electronic components • Anesthesia monitoring components • Operating instruments • Medical radioisotopes (production reactors) • RF connectors for MRI equipment, communication devices • RF connectors for portable diagnostic / therapeutic equipment Applications: Medical Battery Contacts for Hearing Aids A-13

Lithium Ion Battery Interconnects Battery Management Resistors Electronic Power Steering Modules ABS Leadframes Engine Efficiency Oxygen Sensors Mirror & Windshield Electronic Connections Air Bag Sensors Lamp Socket Connectors Auto Dimming Mirror Connectors Hybrid Vehicle Motor & Module Connectors Window and Door Switches Fuel Pump and Fuel Level Sensors Battery Terminals Engine Ignition and Control Modules Battery & Relay Control Modules Turn Signal and Emergency Flasher Relays On Board Telematics Applications: Automotive Electronics Night Vision Optics Speed Control Optics Camera Optics Navigation System Contacts Start-Stop System A-14

Applications: Defense • Infrared Sensors for fighter jet and UAV optical targeting • Electronic packaging for defense avionics, radar and electronic countermeasure systems • Structural and electronic components for satellites • X-ray windows in security imaging systems • Laser protection optical coatings • Night vision system optics A-15

Applications: Telecommunications Infrastructure Base Stations • Coaxial connectors • High power amplifiers Local Area Networks • Shielding • Modular jacks • PCB sockets • Processor sockets Other Telecommunications Infrastructure Applications • Undersea repeater housings A-16

Technology: Amorphous Silicon (a-Si, tandem and multi-junction) Thin Film (PVD) Materials Silicon based photovoltaic cells • Front and back contact layers • TCO Transparent conductive oxide layers Technology: Cadmium Telluride (CdTe) Thin Film (PVD) Materials • Cadmium based solar cell architecture. N and P type cadmium semiconductor materials • TCO transparent conductive oxide layers • Front and back-contact layers Technology: Concentrator Photovoltaic (CPV) Thin Film (PVD) Materials • Solar technology based on concentrating solar rays into a semiconductor device via large lens • Anti-reflection coating materials • Precious metal contact materials Micro Electronic Packaging Products • Bonding ribbon – Au & Ag • Lead-free solders • Metalized ceramic substrates Technology: Flexible Solar Cells / Building Integrated Photovoltaic Thin Film Services • Solar cells built in flexible substrates to accommodate applications such as roofing tiles or defense Technology: Crystalline Silicon (Si) Interconnect Materials • Front and backplane systems for high efficiency designs Applications: Solar Energy A-17 Technology: Copper Indium Gallium Selenide (CIGS) Thin Film (PVD) Materials as well as Powders for Printing CIGS applications • Copper indium gallium selenide thin film and screen printing applications for flexible and rigid solar cells 25 Alloy Strip • Panel interconnects

Reconciliation for Value-Added Sales A-18 $ in millions Value-added sales is a non-GAAP measure that removes the impact of pass-through metal costs and allows for analysis without the distortion of the movement or volatility in metal prices. Internally, we manage our business on this basis, and a reconciliation of net sales to value-added sales is included herein. 2012 2013 2014 2015 Q3 2016 TTM Net Sales Performance Alloys and Composites 424.4$ 422.9$ 433.3$ 394.8$ 382.3$ Advanced Materials 694.8 592.0 547.3 482.3 416.3 Precision Coatings 153.0 152.3 147.7 148.4 150.4 Other 0.9 (0.3) (1.3) (0.2) - Total 1,273.1$ 1,166.9$ 1,126.9$ 1,025.3$ 949.0$ Less: pass-through metal costs Performance Alloys and Composites 87.4$ 83.0$ 74.8$ 59.6$ 55.0$ Advanced Materials 522.7 423.4 366.2 299.5 241.4 Precision Coatings 46.7 48.0 45.3 46.7 48.5 Other 0.7 3.3 3.5 2.2 5.8 Total 657.5$ 557.8$ 489.8$ 408.0$ 350.7$ Value-added sales Performance Alloys and Composites 337.0$ 339.9$ 358.5$ 335.1$ 327.2$ Advanced Materials 172.1 168.6 181.0 182.8 174.9 Precision Coatings 106.4 104.2 102.4 101.8 101.9 Other 0.1 (3.6) (4.9) (2.4) (5.8) Total 615.6$ 609.1$ 637.1$ 617.2$ 598.2$

Reconciliation for Adjusted EPS A-19 As detailed in the above reconciliation, we have adjusted the results for certain special items such as insurance and other litigation claims, legacy environmental costs, merger and acquisition costs, cost reduction actions, and certain income tax items from the applicable GAAP measure. Internally, management reviews the results of operations without the impact of these costs in order to assess the profitability from ongoing activities. We are providing this information because we believe it will assist investors in analyzing our financial results and, when viewed in conjunction with the GAAP results, provide a more comprehensive understanding of the factors and trends affecting our operations. Amounts in millions 2015 2014 2013 GAAP As Reported Operating Profit 45.3$ 57.6$ 27.6$ Net Income 32.2 42.1 20.2 Weighted average diluted shares outstanding 20.402 20.852 20.943 EPS - Diluted 1.58$ 2.02$ 0.97$ Reorganization costs (benefits) Cost of Goods Sold 0.8$ 0.2$ 1.3$ Selling, General & Administration 1.2 0.8 2.2 Other-net - (2.6) 1.4 Recovery from insurance and other litigation, net of expenses Cost of Goods Sold - - - Selling, General & Administration 1.7 3.9 - Other-net (3.2) (10.8) - Total Special Items 0.5$ (8.5)$ 4.9$ Special Items - net of tax 0.3$ (5.6)$ 3.4$ Tax Special Item 0.2$ (1.8)$ -$ Non-GAAP Measures - Adjusted Profitability Operating Profit 45.8$ 49.1$ 32.5$ Net Income 32.7$ 34.7$ 23.6$ EPS - Diluted 1.60$ 1.67$ 1.13$

Reconciliation for Debt-to-Capitalization A-20 Debt-to-capitalization is our total debt divided by net debt plus shareholders’ equity. Net debt (cash) is a non-GAAP measure calculated by subtracting cash & cash equivalents from our total outstanding debt. We are providing this information because we believe it is more indicative of our overall financial position. It is also a measure our management uses to assess financing and other decisions. $ in millions 2014 2013 Total outstanding debt 13.3$ 23.9$ 64.3$ Less: Cash & cash equivalents 24.2 13.1 22.8 Net (cash) debt (10.9)$ 10.8$ 41.5$ Total Shareholders' Equity 483.0$ 459.0$ 464.4$ Net Debt-to-Capitalization 3% 5% 13% 2015

Reconciliation for EV / Adjusted EBITDA A-21 Amounts in millions, except share price EV/Adjusted EBITDA is our enterprise value divided by adjusted EBITDA. Adjusted EBITDA is calculated by adding depreciation, depletion & amortization and certain special items such as insurance and other litigation claims, legacy environmental costs, merger and acquisition costs, cost reduction actions, and certain income tax items to our operating profit. Internally, management reviews the results of operations without the impact of these costs in order to assess the profitability from ongoing activities. Weighted average basic shares outstanding 20.097 Closing Share Price at end of fiscal year 28.00$ Market Cap 562.7$ Debt 13.3 Enterprise Value 576.0$ Operating Profit 45.3$ Special Items 0.5 Adjust d Operating Profit 45.8$ Depreciation, depletion and amortization 37.8 Adjusted EBITDA 83.6$ Enterprise Value / Adjusted EBITDA 6.9 2015